UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 2, 2007

Shea Development Corp.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

1351 Dividend Drive, Suite G, Marietta, GA 30067

(Address of principal executive offices) (Zip Code)

(770) 919-2209

(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Officer

On April 2, 2007, Richard Connelly assumed his duties as Senior Vice President and Chief Financial Officer of Shea Development Corp. and its subsidiaries (the “Company”).  From March 2002 until March 2007, Mr. Connelly most recently served as Chief Financial Officer of Citadel Security Software, Inc., a security software company and CT Holdings Enterprises, Inc., a technology business incubator.   Prior to March 2002 Mr. Connelly served as Chief Financial Officer for several venture funded technology enterprises including, ASSET InterTech, Inc., JusticeLink, Inc. and AnswerSoft, Inc. and performed in various financial management capacities at Sterling Software Inc., Photomatrix Corporation and Texas Instruments, Inc.  Mr. Connelly began his career in public accounting, holds a Bachelors of Science in Accountancy from the University of Illinois, a Masters in Finance from the University of Texas at Dallas and is a Certified Public Accountant in the State of Texas.

Mr. Connelly entered into an Employment Agreement with the Company on March 31, 2007 which became effective on April 2, 2007 when Mr. Connelly assumed his duties with the Company.  The Employment Agreement is for a period of three (3) years at an annual salary of $185,000 subject to annual increases by the Company’s Board of Directors.  Mr. Connelly shall also be entitled to receive performance bonuses and participate in an Incentive Stock Option Plan that the Company plans to establish.  He will also be eligible to participate in other equity based compensation plans that the Company may establish and he will be eligible to participate in the Company’s standard benefits for key executives of the Company and other Company benefits provided to key executives.  The Employment Agreement also contains provisions relating to Mr. Connelly’s termination for cause and without cause and termination by him.  The Employment Agreement also contains restrictive covenants imposing confidentiality, non-competition, non-solicitation of customers and employees.

The foregoing description of the terms of Mr. Connelly’s Employment Agreement is qualified in its entirety by reference to the Employment Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not Applicable

(b) Pro-forma Financial Information

Not Applicable

(c) Shell Company Transactions

Not Applicable

(d) Exhibits

Exhibit Number
10.1	Employment Agreement – Richard Connelly

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2007	SHEA DEVELOPMENT CORP

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1	Employment Agreement – Richard Connelly